Exhibit 99.1

SeaWorld Entertainment, Inc. Announces Pricing of Senior Secured Notes

ORLANDO, FL, July 29, 2020 — SeaWorld Entertainment, Inc. (NYSE: SEAS) (the “Company”), a leading theme park and entertainment company, announced the pricing of the offering of $500.0 million (upsized from $400.0 million) aggregate principal amount of 9.500% second-priority senior secured notes due 2025 of SeaWorld Parks & Entertainment, Inc., a direct wholly-owned subsidiary of the Company (the “Issuer”) at a price of 100% of the par value thereof. The sale of the notes is expected to close on August 5, 2020, subject to customary closing conditions.

The notes will be fully and unconditionally guaranteed by the Company, any subsidiary of the Company that directly or indirectly owns 100% of the issued and outstanding equity interests of the Issuer, and each of the Issuer’s subsidiaries that guarantees the Issuer’s existing senior secured credit facilities.

The Company intends to use the proceeds from the issuance of the Notes to repay outstanding borrowings under its revolving credit facility, for working capital and other general corporate purposes and to pay fees and expenses related to the notes offering and related transactions, including the recent amendment to the credit agreement governing the Company’s existing senior secured credit facilities.

The notes are being offered only to persons reasonably believed to be qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and outside the United States, only to non-U.S. investors pursuant to Regulation S. The notes will not be registered under the Securities Act or any state securities laws and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and applicable state laws.

This press release shall not constitute an offer to sell or a solicitation of an offer to buy the notes or any other securities and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offer, solicitation or sale would be unlawful. This press release is being issued pursuant to and in accordance with Rule 135c under the Securities Act.

About SeaWorld Entertainment, Inc.

SeaWorld Entertainment, Inc. (NYSE: SEAS) is a leading theme park and entertainment company providing experiences that matter, and inspiring guests to protect animals and the wild wonders of our world. The Company is one of the world’s foremost zoological organizations and a global leader in animal welfare, training, husbandry and veterinary care. The Company collectively cares for what it believes is one of the largest zoological collections in the world and has helped lead advances in the care of animals. The Company also rescues and rehabilitates marine and terrestrial animals that are ill, injured, orphaned or abandoned, with the goal of returning them to the wild. The SeaWorld® rescue team has helped more than 37,000 animals in need over the Company’s history.  SeaWorld Entertainment, Inc. owns or licenses a portfolio of recognized brands including SeaWorld®, Busch Gardens®, Aquatica®, Sesame Place® and Sea Rescue®. Over its more than 60-year history, the Company has built a diversified portfolio of 12 destination and regional theme parks that are grouped in key markets across the United States, many of which showcase its one-of-a-kind zoological collection. The Company’s theme parks feature a diverse array of rides, shows and other attractions with broad demographic appeal which deliver memorable experiences and a strong value proposition for its guests.

Copies of this and other news releases as well as additional information about SeaWorld Entertainment, Inc. can be obtained online at www.seaworldentertainment.com. Shareholders and prospective investors can also register to automatically receive the Company’s press releases, SEC filings and other notices by e-mail by registering at that website.

Forward-Looking Statements

This release contains statements relating to future results (including certain projections and business trends) that are “forward-looking statements” within the meaning of the federal securities laws. The Company generally uses the words such as “might,” “will,” “may,” “should,” “estimates,” “expects,” “continues,” “contemplates,” “anticipates,” “projects,” “plans,” “potential,” “predicts,” “intends,” “believes,” “forecasts,” “future,” “guidance,” “targeted,” “goal” and variations of such words or similar expressions in this release and any attachment to identify forward-looking statements. All statements, other than statements of historical facts included in this release, including statements concerning the notes offering, the closing thereof and related transactions referred to herein including the use of proceeds, are forward-looking statements. The forward-looking statements are not historical facts, and are based upon current expectations, estimates and projections, and various assumptions, many of which, by their nature, are inherently uncertain and beyond management’s control. All expectations, beliefs, estimates and projections are expressed in good faith and the Company believes there is a reasonable basis for them. However, there can be no assurance that management’s expectations, beliefs, estimates and projections will result or be achieved and actual results may vary materially from what is expressed in or indicated by the forward-looking statements.

These forward-looking statements are subject to a number of risks, uncertainties and other important factors, many of which are beyond management’s control, that could cause actual results to differ materially from the forward-looking statements contained in this release, including among others: COVID-19 and its impact on the length of time the Company’s parks will be required to remain closed and the impact of these or other potential closures on the Company and its stakeholders, complex federal and state regulations governing the treatment of animals, which can change, and claims and lawsuits by activist groups; activist and other third-party groups and/or media can pressure governmental agencies, vendors, partners, and/or regulators, bring action in the courts or create negative publicity about us; factors beyond the Company’s control adversely affecting attendance and guest spending at its theme parks, including, but not limited to, weather, natural disasters, foreign exchange rates, consumer confidence, the potential spread of travel-related health concerns including pandemics and epidemics, travel related concerns, and governmental actions; incidents or adverse publicity concerning the Company’s theme parks, the theme park industry or zoological facilities; a decline in discretionary consumer spending or consumer confidence; risks affecting the States of Florida, California and Virginia which generate a significant portion of the Company’s revenues such as natural disasters, severe weather and travel-related disruptions or incidents; inability to compete effectively in the highly competitive theme park industry; animal exposure to infectious disease; high fixed cost structure of theme park operations; changing consumer tastes and preferences; cyber security risks and failure to maintain the integrity of internal or guest data; technology interruptions or failures that impair access to the Company’s websites or information technology systems; increased labor costs, including minimum wage increases, and employee health and welfare benefits; adverse litigation judgments or settlements; inability to protect the Company’s intellectual property or the infringement on intellectual property rights of others; the loss of licenses and permits required to exhibit animals or the violation of laws and regulations; loss of key personnel; unionization activities or labor disputes; inability to meet workforce needs; risks associated with the Company’s cost optimization program, capital allocation plans, share repurchases, acquisitions or other strategic initiatives and financing transactions; inability to maintain certain commercial licenses; inadequate insurance coverage; inability to purchase or contract with third party manufacturers for rides and attractions or construction delays; environmental regulations, expenditures and liabilities; suspension or termination of any of the Company’s business licenses, including by legislation at federal, state or local levels; delays, restrictions or inability to obtain or maintain permits; financial distress of strategic partners or other counterparties; changes to immigration, foreign trade, investments or other policies; inability to realize the full value of the Company’s intangible assets; changes in tax laws; tariffs or other trade restrictions; and other risks, uncertainties and factors set forth in the section entitled “Risk Factors” in the Company’s most recently available Annual Report on Form 10-K, as such risks, uncertainties and factors may be updated in the Company’s periodic filings with the Securities and Exchange Commission (“SEC”).

Although the Company believes that these statements are based upon reasonable assumptions, it cannot guarantee future results and readers are cautioned not to place undue reliance on these forward-looking statements, which reflect management’s opinions only as of the date of this release. There can be no assurance that (i) the Company has correctly measured or identified all of the factors affecting its business or the extent of these factors’ likely impact, (ii) the available information with respect to these factors on which such analysis is based is complete or accurate, (iii) such analysis is correct or (iv) the Company’s strategy, which is based in part on this analysis, will be successful. Except as required by law, the Company undertakes no obligation to update or revise forward-looking statements to reflect new information or events or circumstances that occur after the date of this release or to reflect the occurrence of unanticipated events or otherwise. Readers are advised to review the Company’s filings with the SEC (which are available from the SEC’s EDGAR database at www.sec.gov and via the Company’s website at www.seaworldinvestors.com).

CONTACT:

Investor Relations:

Matthew Stroud

Vice President, Investor Relations

855-797-8625

Investors@SeaWorld.com

Media:

Lindsay Walters

Vice President, Edelman

202-867-8014

Lindsay.Walters@Edelman.com